SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [  ]

Check the appropriate box:

[ ]  Preliminary proxy statement     [ ] Confidential. For Use of the Commission
[X]  Definitive proxy statement          Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     PERFORMANCE TECHNOLOGIES, INCORPORATED
                (Name of Registrant as Specified in Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]     Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, schedule or registration no.:

         (3) Filing party:

         (4) Dated filed:

         Notes:

May 1, 2003



To Our Stockholders:

     You are cordially invited to attend the 2003 Annual Meeting of the Stockholders of Performance Technologies, Incorporated at the Performance Technologies headquarters located at 205 Indigo Creek Drive, Rochester, New York 14626 on Tuesday, June 3 at 10 a.m. local time.

     The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. The Company's 2002 Annual Report, which is contained in this package, sets forth important financial information concerning the Company.

     A brief report will be made at the meeting of the highlights for the year 2002, and there will be an opportunity for questions of general interest to the stockholders.

     We sincerely hope you will be able to attend the Annual Meeting, but if you cannot do so, it is important that your shares be represented. Please sign, date and return the proxy card in the enclosed return envelope, which requires no postage if mailed in the United States. For some stockholders, information regarding telephone and Internet voting is included in the proxy card instructions.

     On behalf of the officers and directors, I wish to thank you for your interest in the Company and your confidence in its future.



                                                       Very truly yours,


                                                       /s/ John M. Slusser
                                                       ------------------------
                                                       John M. Slusser
                                                       Chairman of the Board

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  June 3, 2003


     The  Annual  Meeting  of   Stockholders   (the  "Meeting")  of  PERFORMANCE
TECHNOLOGIES, INCORPORATED (the "Company") will be held at Performance Technologies, 205 Indigo Creek Drive, Rochester, New York 14626 on Tuesday, June 3, 2003 at 10 a.m., local time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1. To elect two nominees to the Board of Directors of the Company for a three-year term.

2. To consider and act upon a proposal to adopt the Performance Technologies, Incorporated 2003 Omnibus Incentive Plan.

3. To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 2003.

4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 4, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

     A Proxy Statement and Proxy are enclosed.



                                            By Order of the Board of Directors,


                                            /s/ Reginald T. Cable
                                            -----------------------------------
                                            Reginald T. Cable
                                            Secretary to the Board

Dated at Rochester, New York
May 1, 2003


YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY CARD. FOR SOME STOCKHOLDERS, INFORMATION REGARDING TELEPHONE AND INTERNET VOTING IS INCLUDED IN THE PROXY CARD INSTRUCTIONS.

                     PERFORMANCE TECHNOLOGIES, INCORPORATED
                             205 Indigo Creek Drive
                            Rochester, New York 14626

                                                                    May 1, 2003

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 3, 2003

                               GENERAL INFORMATION

     This proxy statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of PERFORMANCE TECHNOLOGIES, INCORPORATED (the "Company") to be used at the Annual Meeting of Stockholders of the Company, which will be held on Tuesday, June 3, 2003 (the "Meeting"), and at any adjournments thereof. This proxy statement and accompanying form of proxy are first being mailed to stockholders on or about May 1, 2003. The proxy, when properly executed and received by the Secretary of the Company prior to the Meeting, will be voted as therein specified unless revoked by filing a written revocation or a duly executed proxy bearing a later date with the Secretary prior to the Meeting. A stockholder may also revoke his or her proxy in person at the Meeting. Unless authority to vote for one or more of the director nominees is specifically withheld, a signed proxy will be voted FOR the election of the director nominees named herein and, unless otherwise indicated, FOR the adoption of the Performance Technologies, Incorporated 2003 Omnibus Incentive Plan and FOR the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 2003.

     The cost of soliciting proxies will be borne by the Company. In addition to the solicitation by use of the mails, directors, officers or regular employees of the Company, without extra compensation, may solicit proxies personally, by telephone, e-mail, telegraph or facsimile transmission. The Company has requested persons holding stock for others in their names or in the names of nominees to forward soliciting material to the beneficial owners of such shares and will, if requested, reimburse such persons for their reasonable expenses in so doing.

                                 VOTES REQUIRED

     Stockholders may vote by mail, telephone or the Internet. For some stockholders, information regarding telephone and Internet voting is included in the proxy card instructions. The total outstanding shares of capital stock of the Company as of April 4, 2003, the record date for the Meeting (the "Record Date"), consisted of 12,189,992 shares of Common Stock, par value $.01 per share (the "Common Stock"). Only holders of Common Stock of record on the books of the Company at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any adjournments thereof. Each holder of Common Stock is entitled to one vote for each share of Common Stock registered in his or her name. A majority of the outstanding shares of Common Stock, represented in person or by proxy at the Meeting, will constitute a quorum for the transaction of all business.

     Pursuant to the provisions of the Delaware General Corporation Law, directors shall be elected by a plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote at the Meeting. Because directors are elected by a plurality of the votes cast, withholding authority to vote with respect to one or more nominees will have no effect on the outcome of the election, although such shares would be counted as present for purposes of determining the existence of a quorum. Similarly, any broker non-votes (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others in the absence of instructions from the beneficial owner) are not considered to be votes cast and therefore would have no effect on the outcome of the election of directors, although they would be counted for quorum purposes.

     The affirmative vote of holders of a majority of shares of Common Stock represented at the Meeting and entitled to vote on the proposal to adopt the Performance Technologies, Incorporated 2003 Omnibus Incentive Plan is required for approval of that proposal. Accordingly, abstentions and any broker non-votes, since they are considered to be represented at the Meeting, would have the same effect as votes cast against the proposal.

     The affirmative vote of a majority of the votes cast is required to ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the Company for the fiscal year ending December 31, 2003. Abstentions and any broker non-votes are not considered to be votes cast and therefore would have no effect on the outcome of this proposal.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table, with notes thereto, sets forth as of April 4, 2003 certain information regarding the Common Stock held by (i) the persons known to the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company, and
(iv) all directors and executive officers of the Company as a group. Unless otherwise indicated immediately beneath the beneficial owner's name, the address of each beneficial owner listed in the table below is c/o Performance Technologies, Inc., 205 Indigo Creek Drive, Rochester, New York 14626.


                                                                                  Shares Beneficially Owned
                    Name of Beneficial                                Amount and Nature
                          Owner                                     of Beneficial Ownership              Percent of Class (1)

FMR Corp.                                                                  1,596,500(2)                         13.1%
  82 Devonshire Street, Boston, MA  02109

FleetBoston Financial Corporation                                          1,101,696(3)                          9.0%
  100 Federal Street, Boston, MA  02110

Putnam, LLC d/b/a Putnam Investments                                       1,046,908(4)                          8.6%
  One Post Office Square, Boston, MA  02109

Reginald T. Cable                                                            788,199(5)                          6.4%
  150 Metcalfe Street, Ottawa, ON  K2P 1P1  Canada

Royce & Associates, LLC                                                      786,250(6)                          6.4%
  1414 Avenue of the Americas, New York, NY  10019

Charles E. Maginness                                                         695,360(7)                          5.7%
John M. Slusser                                                              471,511(8)                          3.9%
Bernard Kozel                                                                437,923(9)                          3.6%
Donald L. Turrell                                                            316,496(10)                         2.5%
William E. Mahuson                                                           239,500(11)                         2.0%
Dorrance W. Lamb                                                             150,529(12)                         1.2%
John J. Grana                                                                119,894(13)                           *
John J. Peters                                                                99,446(14)                           *
John E. Mooney                                                                50,295(15)                           *
Paul L. Smith                                                                 15,000(16)                           *
Stuart B. Meisenzahl                                                          13,250(17)                           *
Robert L. Tillman                                                             10,000(18)                           *

All Directors and Officers as a Group (12 persons)                         2,619,204(19)                        20.3%

* Less than 1%.

(1) Percentage based upon 12,189,992 shares of Common Stock outstanding as of April 4, 2003.

(2) The following information is derived from Amendment No. 6 to Schedule 13G dated February 14, 2003 filed by FMR Corp. Fidelity Management & Research Company ("FMRC"), a wholly-owned subsidiary of FMR Corp, is the beneficial owner of 1,596,500 shares as a result of acting as investment advisor to various investment companies. The ownership of one investment company, FA Value Strategies Fund, amounted to 1,223,100 shares. Edward
        C. Johnson 3d, FMR Corp., through its control of FMRC, and the various Fidelity Funds each has sole power to dispose of the 1,596,500 shares owned by the Fidelity Funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. FMRC carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees.

(3) The following information is derived from Amendment No. 1 to Schedule 13G dated February 14, 2003 filed by FleetBoston Financial Corporation. Fleet National Bank and Fleet Investment Advisors, Inc. are the listed subsidiaries which acquired the security being reported by the parent holding company. FleetBoston Financial Corporation has sole dispositive power over 1,101,696 shares and sole power to vote or to direct the voting of 726,396 shares.

(4) The following information is derived from a Schedule 13G dated February 6, 2003 filed by Putnam, LLC d/b/a Putnam Investments on behalf of itself, Marsh & McLennan Companies, Inc. (its parent holding company), Putnam Investment Management, LLC (a wholly-owned subsidiary of Putnam Investments and investment adviser to the Putnam family of mutual funds) and The Putnam Advisory Company, LLC (a wholly-owned subsidiary of Putnam Investments and investment adviser to Putnam's institutional clients). Both Putnam Investment Management, LLC and The Putnam Advisory Company, LLC have dispositive power over the shares as investment managers. However, each of the mutual fund's trustees has voting power over the shares held by each fund, and The Putnam Advisory, LLC has shared voting power over the shares held by institutional clients. Putnam Investments and The Putnam Advisory Company, LLC have shared voting power with respect to 440,460 of such shares. Putnam Investments and The Putnam Advisory Company, LLC have shared dispositive power with respect to 718,308 shares. Putnam Investments and Putnam Investment Management, LLC have shared dispositive power with respect to 328,600 shares.

(5) Includes (a) 67,084 shares of Common Stock issuable upon exercise of options currently exercisable; (b) 53 shares owned by Mr. Cable directly; (c) 120,000 shares, owned by 3414850 Canada Inc., a corporation organized under the laws of Canada, of which (i) Mr. Cable is a 70% shareholder, and (ii) a trust for the benefit of Mr. Cable is a 30% shareholder; (d) 601,062 exchangeable shares of the Company's wholly-owned subsidiary, 3688283 Canada Inc., which are exchangeable into shares of the Company's Common Stock currently held by American Stock Transfer and Trust Company as Exchange Agent and Voting Trustee, in the following amounts: (i) 6,006 shares that will be owned by Mr. Cable directly; and (ii) 595,056 shares that will be owned by 3414850 Canada Inc. Excludes 22,916 shares of Common Stock issuable upon exercise of options not yet vested.

(6) The following information is derived from a Schedule 13G dated February 4, 2003 filed by Royce & Associates, LLC. Royce & Associates, LLC has sole dispositive power and sole power to vote or to direct the voting of 786,250 shares.

(7) Includes (a) 10,000 shares of Common Stock issuable upon exercise of options currently exercisable; and (b) 103,247 shares of Common Stock owned of record by Mr. Maginness' wife. Mr. Maginness disclaims beneficial ownership of the shares owned by his wife. Excludes 10,000 shares of Common Stock issuable upon exercise of options not yet vested.

(8) Includes (a) 19,000 shares of Common Stock issuable upon exercise of options currently exercisable; and (b) 15,000 shares of Common Stock owned of record by Mr. Slusser as custodian for his minor children living in his household. Excludes 10,000 shares of Common Stock issuable upon exercise of options not yet vested.

(9) Includes (a) 19,000 shares of Common Stock issuable upon exercise of options currently exercisable; (b) 39,000 shares of Common Stock owned of record by The Jayme E. Fund Trust U/A, Benjamin J. Fund Trust U/A and Ariel D. Fund Trust U/A over which Mr. Kozel has voting and investment powers; (c) 186,279 shares of Common Stock owned of record by the Kozel Family, LLC, over which Mr. Kozel has voting and investment power; and
        (d) 189,144 shares of Common Stock owned of record by The Kozel Holding Company, LLC, over which Mr. Kozel has voting and investment power. Excludes 10,000 shares of Common Stock issuable upon exercise of options not yet vested.

(10) Includes (a) 223,645 shares of Common Stock issuable upon exercise of options currently exercisable; (b) 87,876 shares owned jointly by Mr. Turrell and his wife; and (c) 4,975 shares of Common Stock owned of record by Mr. Turrell's wife as custodian for their child. Mr. Turrell disclaims beneficial ownership of the shares owned by his wife as custodian for their child. Excludes 40,105 shares of Common Stock issuable upon exercise of options not yet vested.

(11) Includes 75,000 shares of Common Stock issuable upon exercise of options currently exercisable.

(12) Includes 116,909 shares of Common Stock issuable upon exercise of options currently exercisable. Excludes 28,646 shares of Common Stock issuable upon exercise of options not yet vested.

(13) Includes (a) 119,334 shares of Common Stock issuable upon exercise of options currently exercisable; and (b) 150 shares of Common Stock owned of record by Mr. Grana's wife as custodian for their child living in their household. Excludes 22,916 shares of Common Stock issuable upon exercise of options not yet vested.

(14) Includes 98,884 shares of Common Stock issuable upon exercise of options currently exercisable. Excludes 26,666 shares of Common Stock issuable upon exercise of stock options not yet vested.

(15) Includes (a) 19,000 shares of Common Stock issuable upon exercise of options currently exercisable; and (b) 29,045 shares of Common Stock owned of record by Mr. Mooney's wife. Mr. Mooney disclaims beneficial ownership of the shares owned by his wife. Excludes 10,000 shares of Common Stock issuable upon exercise of options not yet vested.

(16) Includes 14,500 shares of Common Stock issuable upon exercise of options currently exercisable. Excludes 10,000 shares of Common Stock issuable upon exercise of options not yet vested.

(17) Includes 10,000 shares of Common Stock issuable upon exercise of options currently exercisable. Excludes 10,000 shares of Common Stock issuable upon exercise of options not yet vested.

(18) Excludes 1,667 shares of Common Stock issuable upon exercise of options not yet vested.

(19) Includes 725,272 shares of Common Stock issuable upon exercise of stock options currently exercisable. Excludes 180,000 shares of Common Stock issuable upon exercise of stock options not yet vested.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes. The Company currently has eight directors, three in two classes and two in one class. Terms are staggered so that only one class is elected at each Annual Meeting of Stockholders. Each director so elected serves for a three-year term and until his or her successor is elected and qualified, subject to such director's earlier death, resignation or removal.

     The Board of Directors recommends the election of the two nominees named below, both of whom are currently directors of the Company. The Board of Directors does not contemplate that any of the nominees will be unable to serve as a director, but if that contingency should occur prior to the voting of the proxies, the persons named in the enclosed proxy reserve the right to vote for such substitute nominee or nominees as they, in their discretion, shall determine.

     Paul L. Smith, who has been a director since 1993, has chosen not to stand for reelection to the Board of Directors due to changes in his personal priorities and obligations that would make it difficult for him to actively and fully participate as a director.

Information about the Directors

     The following table sets forth certain information with respect to the director of the Company who is being proposed for reelection at the Meeting for a three-year term expiring in 2006 and the nominee for director of the Company who is being proposed for a three-year term expiring in 2006.


          PROPOSED FOR ELECTION AS DIRECTORS AT THE 2003 ANNUAL MEETING
                     FOR A THREE-YEAR TERM EXPIRING IN 2006

                                                                       Director
                           Name and Background                           Since

Donald L. Turrell,  age 55, has served as Chief Executive  Officer of
the Company since 1997, and President  and  Chief  Operating  Officer    1995
since 1995. From 1985 to 1990, he held the position of Vice President of Sales and Marketing and from 1990 to 1993, he held the position of Vice President and General Manager of the Workstation Products business unit. From 1993 to 1995, he held the position of President of the Company's Performance Computer business unit. From 1977 to 1984, Mr. Turrell held various positions with Rochester Instrument Systems, including Sales Manager, Product Marketing Manager, Vice President of Sales and Vice President of Marketing.

Robert L. Tillman, age 55, is an independent  business consultant.
From 2000 to 2002,  he served as  General Manager in Intel's Embedded    March
Intel  Architecture Division,  where  he  was  responsible  for  the     2003
operations  of  Ziatech  Corporation.  From 1997 to 2000 he held the position of President  of Ziatech Corporation.  From 1971 until 1997, he held  various  positions  including division  general  manager  at four different locations with  Hewlett-Packard Company.  Mr.  Tillman was appointed to the Board  of  Directors  on  March 26, 2003  by the
Board of  Directors  to fill the vacancy  created by the  resignation of Arlen  Vanderwel on October 1, 2002. He has served on the Board of
Directors  for  a   number  of  industrial  trade  organizations  and
charitable organizations.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1





     The following table sets forth certain information with respect to each director of the Company whose term in office does not expire at the Meeting.

                       DIRECTORS WHOSE TERMS DO NOT EXPIRE
                           AT THE 2003 ANNUAL MEETING
                                                                        Director
                           Name and Background                           Since

John  M. Slusser, age  50, a founder  of  the  Company, has served as
Chairman  of the  Board since June  2001,  as a  director  since  the    1981
Company's  inception  in  1981 and as the Company's  Chief  Strategic
Officer since January 2003.   From 1981 through 1995, he held various
positions within the Company, including President and Chief Executive Officer. From 1995 until 2000, he served as Chairman of the Board of InformationView Solutions Corporation and from 1995 to 1999 he served as that company's Chief Executive Officer. Since 2000, he has served as President of Radio Daze LLC.

Bernard Kozel, age 81, has served as a director of the Company  since
1983.  He is the former  Chairman of  the  Board of J. Kozel & Son, a    1983
Rochester, New York-based structural steel company. He is President of K.G. Capital Corporation.

Charles E. Maginness,  age 70, served as Chairman of the  Board  from
1986 to 2001 and served as  Chief  Executive  Officer of the  Company    1983
from 1995 to 1997. From 1984 through 1986, he held the position of President and from 1984 through 1995 was also Chief Financial Officer.
From 1970 to 1983, Mr. Maginness was employed by Kayex Corporation where he held several positions, including President and Chief Executive Officer, and President of its Hamco Division.

Stuart B. Meisenzahl, age 61, has served as a director of the Company
since  2001.   He is a former  partner  in the law firm  of   Harter,     2001
Secrest  &  Emery  LLP,  general  counsel to the  Company.    He  was
affiliated with the firm for 36 years, retiring in 1999, and he practiced principally in the areas of federal securities law and biotechnology licensing. Following his retirement, Mr. Meisenzahl
has acted as a  business  consultant  to a number  of   biotechnology
companies and is Acting General Counsel to Vaccinex, Inc., a biotechnology company in Rochester, New York. In addition, he has served as director or trustee of a number of charitable organizations in Rochester, New York.

John E. Mooney, age 58, has served as a director of the Company since
1984. He is Chairman  and Chief Executive Officer of Essex  Partners,    1984
Inc., a property development and management company in Rochester, New
York.


Committees of the Board of Directors

     The Board has a Compensation Committee to evaluate executive compensation. Messrs. Kozel, Mooney and Smith comprise the Compensation Committee. Additionally, the Board has a Stock Option Committee to determine option grants pursuant to the Company's 2001 Stock Option Plan. For purposes of complying with Securities Exchange Act Rule 16b-3, the Company has at least two non-employee directors administer the 2001 Stock Option Plan. Messrs. Maginness, Smith, and Tillman currently comprise the Stock Option Committee. The Board also has an Audit Committee for the purposes of reviewing the Company's financial reporting procedures. Messrs. Meisenzahl, Mooney and Smith comprise the Audit Committee. The written charter for the Audit Committee, which was adopted by the Board of Directors, more specifically sets forth the duties of the Audit Committee and was attached as Appendix B to the Company's proxy statement dated April 23, 2001. The Board also has a Nominating Committee to identify potential new directors and to designate officers of the Company. Messrs. Kozel and Meisenzahl comprise the Nominating Committee. The Nominating Committee considers and establishes procedures regarding recommendations for nomination to the Board of Directors submitted by stockholders. Such recommendations should be sent to the Company, to the attention of the Secretary.

     The Compensation Committee, Stock Option Committee, Audit Committee, and Nominating Committee met three, one, four, and three times, respectively, in 2002. The Company's Board of Directors held eight meetings in 2002. All of the directors attended at least 75 percent of the Board of Directors' meetings and committee meetings that required their attendance.


Compensation of Directors

     Members of the Board of Directors who are not employees of the Company receive $1,000 for each meeting attended. Each Board member also receives $10,000 per year if he attends at least 75 percent of the scheduled meetings. In addition, each committee member receives $400 for each meeting attended if the meeting is not scheduled on the same day as a Board of Directors meeting. The Company's 2001 Stock Option Plan currently provides that on the day of the Company's Annual Meeting of Stockholders, each individual elected, reelected or continuing as an Outside Participating Director will automatically receive a non-statutory option for 10,000 shares of Common Stock. The exercise price for these options will be the fair market value of the Company's Common Stock on the date of the option grant. Options vest on the first anniversary of the grant date and expire five years from the date of grant. From time to time, the Company may grant additional options to directors. At the 2002 Stockholders Meeting, Messrs. Kozel, Maginness, Meisenzahl, Mooney, Slusser, and Smith each received a non-qualified option to purchase 10,000 shares at an exercise price of $8.60 per share. Mr. Tillman received a non-qualified option to purchase 1,667 shares at an exercise price of $3.44 upon his appointment to the Board on March 26, 2003.

                               EXECUTIVE OFFICERS
     The Company is currently served by the following executive officers, who are elected annually by the Board of Directors and serve until their successors are elected and qualify.

                                                                       Executive
                           Name and Background                          Officer
                                                                         Since
John J. Grana,  age  47, has served as  Vice  President,  Engineering
since 1994. From 1997 to 2000, he held the position of Vice President    2000
and General Manager of the Controller  Products Group.   From 1994 to
1997, he held the position of Vice President of Software Engineering.
From 1990 to 1994, he held the position of Technical Director of the Workstation Products business unit, and from 1986 to 1990, he served in  various  engineering  positions.  Prior to  joining  the Company, he held various engineering positions with  Computer  Consoles,  Inc.
(now a division of Nortel Networks).   Mr. Grana holds a BS degree in
Computer Science from Rochester Institute of Technology.

Dorrance W. Lamb, age 55, has served as Chief  Financial  Officer of
the Company since 1995 and as Vice  President  of Finance since 1992.    1995
Prior to  joining the  Company,  he was  Senior  Vice  President  for
Finance  and   Administration  at  Infodata  Systems,  Inc.  based in
Fairfax, Virginia. Mr. Lamb is a certified public accountant and holds a BS degree in Accounting from Benjamin Franklin University.

William E. Mahuson, age 52, has served as Vice President  since 1987.
From 1987 to 1990,  he  served  as Vice  President,  Engineering  and    1987
from 1992 to 1995 he served as General Manager of the UconX business unit of the Company. Prior to joining the Company, he held various technical and technical management positions with Computer Consoles, Inc. (now a division of Nortel Networks) and the Xerox Corporation.
Mr. Mahuson holds a BS degree in Electrical Engineering from Rensselaer Polytechnic Institute.

John J. Peters,  age 44, has served as  Vice  President,  Engineering
since 1994.   From  1997 to  2000,  he  held  the  position  of  Vice    2000
President  of  Development, Network Switching Products.  From 1994 to
1997, he held the position of Vice President of Hardware Engineering.
From 1990 to 1994, he served as Technical Director of the Hardware Products business unit, and from 1986 to 1990, he served in various engineering positions. Prior to joining the Company, he held various engineering positions with Computer Consoles, Inc. (now a division of Nortel Networks). Mr. Peters holds a BS degree in Engineering from the Rochester Institute of Technology.

John M. Slusser, age 50, has served as Chief Strategic Officer of the    1981
Company since January 2003.  Further information about Mr. Slusser is   through
set forth under  "DIRECTORS  WHOSE TERMS DO NOT EXPIRE                  1995 and
AT THE 2003 ANNUAL  MEETING" above.                                      2003

Donald L. Turrell,  age 55, has served as Chief Executive  Officer of
the Company since 1997.  Further  information about Mr.Turrell is set    1985
forth under  "PROPOSED FOR ELECTION AS DIRECTORS AT THE  2003  ANNUAL
MEETING FOR A  THREE-YEAR TERM EXPIRING IN 2006" above.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). Such officers, directors, and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders were complied with.


Report of the Compensation Committee with Respect to Executive Compensation

     General

     The Compensation Committee, in conjunction with the Stock Option Committee of the Board of Directors, administers the Company's executive compensation program. The Compensation Committee is comprised of three outside directors, Paul L. Smith, Chairman, John E. Mooney and Bernard Kozel. The Compensation Committee considers internal and external information in determining executive officer compensation, including data provided by KPMG LLP.

     The Company's executive pay program is designed to attract and retain executives who will contribute to the Company's long-term success, to reward executives for achieving short and long-term strategic Company goals, to link executive and stockholder interests through equity-based plans and to provide a compensation package that recognizes individual contributions and Company performance.

     The three key components of the Company's executive compensation are base salary, short-term incentives (cash bonus) and long-term incentives (stock options).

     Base Salary. Annually, the Compensation Committee reviews with the Chief Executive Officer and approves, with any modifications it deems appropriate, a salary plan for all of the Company's executives, none of whom have a written employment agreement with the Company. The salary plan is developed under the ultimate direction of the Chief Executive Officer based on performance judgments as to the past and expected future contributions of each executive.

     Annual Short-term Incentive Awards. The short-term incentive award program is intended to be variable and is directly related to the Company's financial performance. The parameters of the short-term incentive program for the Company's employees, including executive officers, are generally established at the beginning of each year. Amounts contributed to this program are based upon the Company's performance and comparisons with the performance of a peer group of companies.

     Long-term Incentive Awards. Stock options are granted to executive officers and employees under the Performance Technologies, Incorporated 2001 Stock Option Plan administered by the Stock Option Committee. The Compensation Committee, in conjunction with the Stock Option Committee, believes that stock options have been an important means of aligning the long-range interests of all employees, including executives, with those of the Company's stockholders by providing them with the opportunity to acquire an equity stake in the Company. The size of the stock option award has been based primarily on the individual's responsibilities and position with the Company, as well as on the individual's performance. Stock options are granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and options generally vest in three to five years. This approach has been designed to encourage the creation of stockholder value over the long term since no benefit is realized from a stock option grant unless the price of the Company's Common Stock rises.

     Executive Officer Compensation

     Due to the changes in economic climate in 2002, the Compensation Committee recommended that the Company retain the services of KPMG LLP to perform a comparative analysis of the compensation of its executive officers. KPMG compared the total compensation of the Company's executives to a peer group of companies with similar products and target markets. The analysis indicated that the total compensation levels for executive officers is generally appropriate in the years that short term incentive bonuses are earned and stock options are granted. However, the analysis indicated that the base salary compensation levels of executives could be adjusted upward to become more comparable. The Company is addressing executive officer compensation deficiencies outlined in the KPMG analysis and increased executive salaries accordingly in 2002.

     The Company exceeded the performance measurement in comparison to a peer group established in the Company's 2002 annual short-term incentive plan, which resulted in a cash incentive bonus being earned by the executives and employees in 2002.

     Stock options granted for 2002 were issued to executive officers in March 2002.

     President and Chief Executive Officer

     Mr. Turrell's base salary, short-term incentive and long-term incentive awards are determined by the Compensation Committee based upon the same factors as those employed by the Compensation Committee for executive officers generally. Mr. Turrell's base salary for 2002 was $190,772, which was lower than reported in the peer companies in the KPMG analysis. Mr. Turrell earned a short-term incentive bonus, associated with the Company's performance relative to the peer group, in the amount of $70,000 for 2002 and was granted stock options for 35,000 shares in March 2002 as part of his compensation plan. A restricted stock award in the amount of $25,000 was recommended for Mr. Turrell but is subject to stockholder approval of the Performance Technologies, Incorporated 2003 Omnibus Incentive Plan.

                             Compensation Committee
                             Paul L. Smith, Chairman
                                 John E. Mooney
                                  Bernard Kozel

Compensation Committee Interlocks and Insider Participation

     The Chief Executive Officer of the Company, Donald L. Turrell, consults with the Compensation Committee and makes recommendations. He participates in discussions with the Compensation Committee but does not vote or otherwise participate in the Compensation Committee's determinations. None of the Company's executive officers has served as a member of a compensation committee of a board of directors of any other entity which has an executive officer serving as a member of the Company's Board of Directors, and there are no other matters regarding interlocks or insider participation that the Company is required to report.

EXECUTIVE COMPENSATION

     Shown on the table below is information on the annual and long-term compensation for services rendered to the Company in all capacities for the fiscal years ended December 31, 2002, 2001 and 2000, paid by the Company to those persons who were, during the fiscal year ended December 31, 2002 (i) the Chief Executive Officer of the Company and (ii) the other executive officers of the Company who earned over $100,000 during the fiscal year ended December 31, 2002 (the "Named Executives"):


                           SUMMARY COMPENSATION TABLE

Name and                                                                                  Long Term               All Other
Principal Position                              Annual Compensation                      Compensation          Compensation (2)
------------------                              -------------------                      ------------          -------------
                                                                                    Securities Underlying
                                    Year            Salary              Bonus           Options (#)(1)
                                    ----            ------              -----           -----------

Donald L. Turrell                   2002           $190,772           $ 70,000              35,000                 $10,756
Chief Executive Officer             2001           $180,381           $ 35,000                                     $12,680
and  President                      2000           $174,519                                 60,000                 $15,434

Dorrance W. Lamb                    2002           $153,682           $ 60,000              25,000                 $ 2,689
Vice President - Finance            2001           $150,885           $ 28,000                                     $ 6,359
Chief Financial Officer             2000           $139,615                                 40,000                 $11,314

William E. Mahuson                  2002           $124,459           $ 55,000                                     $ 3,877
Vice President                      2001           $120,193           $ 20,000                                     $ 5,175
                                    2000           $113,808                                                        $ 9,004

John J. Grana                       2002           $142,301           $ 50,000              20,000                 $   305
Vice President                      2001           $125,770           $ 22,000                                     $ 1,910
                                    2000           $115,615                                 35,000                 $ 4,413

John J. Peters                      2002           $141,652           $ 50,000              25,000                 $ 4,194
Vice President                      2001           $124,192           $ 22,000                                     $ 4,856
                                    2000           $106,808                                 30,000                 $ 7,215

(1) Stock options granted in 2002 were issued to executive officers in March 2002, while options granted for 2001 were issued to executive officers in December 2000, and options granted for 2000 were issued to executive officers in February 2000.
(2) Includes payments for life insurance, car allowances and car expenses, and 401(k) allowance.



Employment Agreements

     The Company does not have employment agreements with any of its executive officers.

Stock Option Grants And Exercises

     The following sets forth information with respect to stock options granted to the Named Executives during the fiscal year ended December 31, 2002 pursuant to the Performance Technologies, Incorporated 2001 Stock Option Plan.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                  Individual Grants
                                                                                                 Potential Realizable Value at
                              Number of             % of Total                                  Assumed Annual Rates of Stock Price
                              Securities          Options Granted     Exercise                   Appreciation for Option Term (2)
                           Underlying Options     to Employees in       Price    Expiration      --------------------------------
           Name                Granted (1)          Fiscal Year       ($/Share)    Date            5%($)              10%($)
           ----                -----------          -----------       ---------    ----            -----              ------

Donald L. Turrell                35,000               5.7%            $8.50       3/18/08          $101,180           $229,551
Dorrance W. Lamb                 25,000               4.1%            $8.50       3/18/08           $72,271           $163,965
William E. Mahuson                  0                   -               -            -
John J. Grana                    20,000               3.3%            $8.50       3/18/08           $57,817           $131,172
John J. Peters                   25,000               4.1%            $8.50       3/18/08           $72,271           $163,965

(1) These options vest in four annual increments of 25% per year commencing on the first anniversary of the grant date. Option shares consist of both non-qualified and qualified stock options.
(2) Amounts represent potential gains that could be achieved for the options granted in 2002 based on assumed annual growth rates of 5% and 10% in the price of the Company's Common Stock over six-year life of the option (which would equal a total increase in stock price of 34% and 77% for six-year options, respectively). Actual gains, if any, will depend upon market conditions and the Company's future performance and prospects.

     The following table sets forth information with respect to the exercise of stock options by the Named Executives, if any, during the year ended December 31, 2002, and it also sets forth information with respect to status of unexercised stock options as of December 31, 2002.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES



                                                                        Number of Shares Underlying       Value of Unexercised
                                                                          Unexercised Options at        In-The-Money Options at
                                                                                FY-End (#)                   FY-End ($) (1)
                                                                    -          -----------                   --------------
                            Shares Acquired           Value
          Name               on Exercise (#)      Realized ($)(2)    Exercisable    Unexercisable    Exercisable     Unexercisable
          ----               ---------------      ---------------    -----------    -------------    -----------     -------------

Donald L. Turrell                                                      221,064         65,186             $0               $0

Dorrance W. Lamb                                                       111,763         45,042             $0               $0

William E. Mahuson                                                      81,000              0             $0               $0

John J. Grana                                                          117,470         37,530             $0               $0

John J. Peters                                                          98,154         40,146             $0               $0


(1) Represents the difference between the fair market value of the Common Stock as of December 31, 2002 and the exercise price of the option. Options that are not in-the-money have been excluded from the computation.
(2) Represents the difference between the fair market value of the Common Stock underlying the options as of the exercise date and the exercise price of the options.


Report of the Audit Committee to Stockholders

     The Audit Committee of the Board of Directors is comprised of three members of the Company's Board of Directors, each of whom is independent pursuant to the NASDAQ National Market's listing standards. Among other things, the Audit
Committee   recommends  to  the  Board  that  the  Company's  audited  financial statements be included in the Annual Report on Form 10-K and recommends the selection of the independent auditors to audit the Company's books and records. The Audit Committee has:

o reviewed and discussed all of the regulatory changes occurring during the past year including the Sarbanes-Oxley Act passed on July 30, 2002 and new Securities and Exchange Commission and NASDAQ Stock Market requirements;

o reviewed and discussed the Company's audited financial statements for 2002 with management and with PricewaterhouseCoopers LLP, the Company's independent auditors;

o reviewed and discussed management's selection, application and disclosure of critical accounting policies;

o reviewed and discussed the adequacy of the Company's internal controls and accounting and financial personnel;

o     discussed  with PricewaterhouseCoopers  LLP  the matters  required  to  be
      discussed  by  SAS   61,  as  amended   (Codification  for  Statements  on
      Auditing Standards);

o discussed the process used by management in formulating accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

o received and discussed the written disclosures and the letter from the independent auditors required by Independence Standards Board Statement No. 1 (Independent Discussions with Audit Committees) and has discussed with the independent auditor the independent auditor's independence.

     Based on such review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2002 for filing with the SEC.

Audit Fees and All Other Fees

     Audit Fees: PricewaterhouseCoopers LLP billed fees to the Company for fiscal years 2002 and 2001 of $54,000 and $52,000, respectively, for the audit of the Company's annual financial statements and review of Quarterly Reports on Form 10-Q.

     Audit-Related Fees: PricewaterhouseCoopers LLP billed fees of $37,000 in 2002 for acquisition assistance. In 2001, the audit-related fees totaled zero.

     Tax-Related   Fees:   PricewaterhouseCoopers   LLP  billed   $112,000   for
tax-related services in 2002. Tax-related fees in 2001 totaled $44,000.

     All Other Fees: PricewaterhouseCoopers LLP billed no other fees in 2002 and 2001.

     Prior to approving PricewaterhouseCoopers LLP as the Company's independent accountants for 2003, the Audit Committee considered whether PricewaterhouseCoopers LLP's provision of other than audit services is compatible with maintaining the accountants' independence and has concluded that PricewaterhouseCoopers LLP meets the independence standards.

                                 Audit Committee
                            John E. Mooney, Chairman
                                  Paul L. Smith
                              Stuart B. Meisenzahl


Report of the Stock Option Committee to Stockholders

     General

     The Stock Option Committee of the Board of Directors administers the Company's stock option program. The Stock Option Committee is comprised of three outside directors, Charles E. Maginness, Chairman, Paul L. Smith and Robert Tillman. The Stock Option Committee considers internal and external information in determining overall guidelines for stock option grants, including data provided by KPMG LLP.

     Stock options are granted to executive officers and employees under the 2001 Performance Technologies, Incorporated Stock Option Plan administered by the Stock Option Committee. The Stock Option Committee believes that stock options are a means of aligning the long-range interests of all employees, including executives, with those of the Company's stockholders by providing them with the opportunity to acquire an equity stake in the Company. The size of the stock option award is based primarily on the individual's responsibilities and position with the Company, as well as on the individual's performance. Stock options are granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and options generally vest in three to five years. This approach is designed to encourage the creation of stockholder value over the long term since no benefit is realized from a stock option grant unless the price of the Company's Common Stock rises.

     Annually, the Stock Option Committee reviews specific option requests along with option grant guidelines submitted by the Chief Executive Officer, and approves, with any modifications it deems appropriate, stock option grants requested for several categories of employees throughout the Company.

     The Stock Option Committee in cooperation with the Executive Compensation Committee approves stock option grants for the executive officers, key employees and the Chief Executive Officer. Stock option requests for executive officers are developed under the direction of the Chief Executive Officer, based on criteria that evaluate past and expected future contributions of each executive.

     In 2002, the Stock Option Committee referenced a year 2002 report from KPMG LLP, to review the status of the Company's option grant level for a variety of employee groups. The KPMG report analyzed the Company's stock option program with respect to option program trends in the high technology industry and the impact of such programs on attracting, retaining and motivating necessary skilled personnel.

                             Stock Option Committee
                         Charles E. Maginness, Chairman
                                  Paul L. Smith
                                Robert L. Tillman



Stock Performance Graph

     The following graph compares the cumulative total return on the Company's Common Stock at the end of each calendar year since December 31, 1997 to the NASDAQ Stock Market (U.S.) Index, and the NASDAQ Computer Manufacturer Index. The stock performance shown in the graph below is not intended to forecast or necessarily be indicative of future performance.

[The following descriptive data is supplied in accordance with Rule 304(d) of regulation S-T.]

                Performance              NASDAQ               NASDAQ
               Technologies,             Stock               Computer
               Incorporated              Market            Manufacturer

12/31/97           100                     100                  100
12/31/98            91                     141                  217
12/31/99           180                     261                  462
12/31/00           141                     158                  263
12/31/01           138                     125                  181
12/31/02            34                      87                  120



                              CERTAIN TRANSACTIONS

     Until May 2002, the Company leased a facility at 315 Science Parkway from Vortex Enterprises, LLC ("Vortex"), a New York limited liability company of which Mr. Maginness and Mr. Slusser, directors of the Company, are equal members. Vortex acquired the property and constructed the facility with the proceeds of an industrial development revenue bond with the County of Monroe Industrial Development Agency ("COMIDA") in September 1990. Pursuant to the terms of the facility lease, the Company was obligated to pay annual rental of $270,000 plus annual increases based on the Consumer Price Index, together with real property taxes and assessments, expenses and other charges associated with the facility.

     Arlen Vanderwel, who resigned from the Board of Directors for personal reasons on October 1, 2002, is an employee of Sun Microsystems, Inc., serving as that company's Vice President of Technology since 1999. During the past fiscal year, Sun Microsystems was a customer of the Company from which the Company received payments for goods or services in excess of five percent of the Company's consolidated gross revenues for that fiscal year.




                                   PROPOSAL 2

  ADOPTION OF PERFORMANCE TECHNOLOGIES INCORPORATED 2003 OMNIBUS INCENTIVE PLAN

     The Board of Directors is proposing the adoption of the Performance Technologies, Incorporated 2003 Omnibus Incentive Plan ("Omnibus Plan"), which is attached as Appendix A to this proxy statement. The Omnibus Plan reserves 1,500,000 shares of the Company's Common Stock for future issuance. The purpose of the Omnibus Plan is to provide motivation to selected employees, directors and consultants to put forth the maximum efforts toward the growth, profitability and success of the Company by providing incentives to attract and retain such individuals through the ownership and performance of the Company's Common Stock. The Board of Directors believes that the successful conduct of the business largely depends on these individuals.

     The Omnibus Plan would permit the Stock Option Committee of the Board of Directors, or such other committee as may be designated by the Board of Directors (the "Committee") to grant various types of stock-based incentive awards to the Company's executive officers, key employees, directors and consultants. The Performance Technologies, Incorporated 2001 Stock Option Plan would continue if the Company's stockholders approve the Omnibus Plan.

     The Board of Directors believes that it is important to have shares available for the recruitment, retention and motivation of employees, directors and consultants. The Board of Directors has approved the Performance Technologies, Incorporated 2003 Omnibus Incentive Plan, subject to stockholder approval, and recommends a vote in favor of the adoption of the Performance Technologies, Incorporated 2003 Omnibus Incentive Plan. Unless otherwise indicated the shares represented by the enclosed proxy will be voted FOR such proposal.


Summary of 2003 Omnibus Incentive Plan

Purpose

     The purpose of the Omnibus Plan is to provide motivation to selected employees, directors and consultants to put forth the maximum efforts toward the continued growth, profitability, and success of the Company by providing incentives to such individuals through the ownership and performance of the Company's Common Stock. (See Section 1.1)

Shares Available

     A total of 1,500,000 shares of the Company's Common Stock will be available for grant of awards under the Omnibus Plan. The Omnibus Plan provides that equitable adjustments will be made in the number of shares of Common Stock covered by outstanding awards, the price per share applicable to outstanding awards and the number of shares that are thereafter available for awards in the event of a change in the capital or capital stock of the Company or any special distributions to stockholders. Any shares of Common Stock under awards that terminate by reason of expiration, forfeiture, cancellation or otherwise become available for grant again under the Omnibus Plan. (See Article 6)

Administration

     The Stock Option Committee of the Board of Directors, or such other committee as may be designated by the Board of Directors (the "Committee"), will administer the Omnibus Plan. The Committee has the authority to interpret the Plan, establish rules and regulations for the operation and administration of the Plan, select the individuals to receive awards, determine the form, size, terms, conditions, limitations, and restrictions of awards, and take all other action it deems necessary or advisable to administer the Omnibus Plan; provided, however, the Committee does not have the authority to reprice stock options without stockholder approval. The Committee may allocate all or any portion of its responsibilities and powers under the Plan to any one or more of its members, the Chief Executive Officer or other senior members of management as the Committee deems appropriate. The Company also has the right to redeem any outstanding stock options or SARs at any time for an amount equal to the fair market value of the underlying stock and the exercise price. (See Article 4)

Eligible Participants

     The following  persons are eligible to participate in the Omnibus Plan (See
Article 3):

o        all employees of the Company and its subsidiaries;
o certain foreign nationals who, but for the laws of their countries, would be employees of the Company or its subsidiaries;
o        the Company's directors; and
o the consultants, advisors and independent contractors retained by the Company or its subsidiaries.

     The selection of those participants who will receive awards is entirely within the discretion of the Committee.

Types of Awards

         The Omnibus Plan authorizes the grant of:

o        non-qualified and incentive stock options;
o        stock appreciation rights ("SARs");
o        restricted and unrestricted stock awards;
o performance shares (which are stock or stock-based awards contingent upon attaining performance objectives during a performance period);
o performance units (which are units valued by reference to criteria chosen by the Committee); and
o any other award established by the Committee which is consistent with the Omnibus Plan's purpose.

     Stock Options. The Committee may grant awards in the form of stock options to purchase shares of the Company's Common Stock. For each stock option grant, the Committee will determine the number of shares subject to the option, the manner and time of the option's exercise and the exercise price. Stock options must be granted for a term of 10 years or less. The exercise price of a stock option may not be less than 100% of the fair market value of the Company's Common Stock on the date the stock option is granted. Upon exercise, a participant may pay the exercise price in cash, shares of Common Stock, a combination thereof, or such other consideration as the Committee determines. Any stock option granted in the form of an incentive stock option will satisfy the requirements of Section 422A of the Internal Revenue Code. (See Article 8)

     Stock  Appreciation  Rights.  The Committee may grant SARs either in tandem
with  a  stock  option   ("Tandem  SARS")  or  independent  of  a  stock  option
("Freestanding SARs"). (See Article 9)

     A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. A Tandem SAR will be exercisable to the extent its related stock option is exercisable, and the exercise price of such a SAR will be the same as the option price of its related stock option. Upon the exercise of a stock option as to some or all of the shares covered by the award, the related Tandem SAR will automatically be canceled to the extent of the number of shares covered by the stock option exercise.

     The Committee will determine the number of shares subject to a Freestanding SAR, the manner and time of the SAR's exercise, and the exercise price of the SAR. Freestanding SARs must be granted for a term of 10 years or less. The exercise price of a Freestanding SAR may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant.

     Performance Awards. Only those employees who are "covered employees" within the meaning of Section 162(m) of the Internal Revenue Code are eligible to receive "Performance Awards." Generally, "covered employees" means the Chief Executive Officer and the other four highest paid executive officers. Performance Awards are structured to qualify as deductible "Performance-Based" compensation for purposes of Section 162(m) of the Internal Revenue Code. See, "Limitation on Income Tax Deduction" below.

     Within the first 90 days of a performance period, the Committee will, in its sole discretion, designate which covered employees will be eligible for performance awards for the performance period, the length of the performance period, the types of performance awards to be issued, the performance criteria that are to be used to establish performance goals, the kind or level of performance goals and other relevant matters.

     After the close of each performance period, the Committee will determine whether the performance goals for the cycle have been achieved. In determining the actual award to be paid to a participant, the Committee has the authority to reduce or eliminate the award earned by the participant, based upon any objective or subjective criteria it deems appropriate. (See Articles 7, 11 and
12)

Payment Terms

     Awards may be paid in cash, Common Stock, a combination of cash and Common Stock, or any other form of property, as the Committee determines. If an award is granted in the form of a stock award, stock option, or performance share, or in the form of any other stock-based grant, the Committee may include as part of the award an entitlement to receive dividends or dividend equivalents. At the discretion of the Committee, a participant may defer payment of a stock award, performance share, performance unit, dividend, or dividend equivalent. (See
Article 13)

Effect of Certain Events

     Death or Disability. The Committee shall have the authority to promulgate rules and regulations to determine the treatment of a participant under the Plan in the event of such participant's death or disability. Unless otherwise provided in an Award Notice, in the event that a participant shall die or become disabled prior to the complete exercise of the stock options or complete maturity of the SARs held by such participant may be exercised in whole or in part within one year after the date of the participant's death or disability. (See Sections 14.1(a), (b) and (c))

     Retirement or Approved Reason. The Committee shall have the authority to promulgate rules and regulations to determine the treatment of a participant under the Omnibus Plan in the event of such participant's retirement or termination for an "Approved Reason" (as defined in the Omnibus Plan). Unless otherwise provided in an Award Notice, upon a participant's retirement or termination from the Company for an Approved Reason, any vested stock options or matured SARs held by such participant may be exercised in whole or in part within one year after the date of the participant's retirement or termination for an Approved Reason. (See Sections 14.1 (a) and (d))

     Other Termination. Unless otherwise provided in an Award Notice, if a participant's employment with the Company terminates for any reason other than death, disability, retirement or an "Approved Reason," any vested stock option or matured SAR held by such participant may be exercised in whole or in part within 30 days after the date of the participant's termination. (See Sections 14.1(a) and (e))

Termination and Amendment of Omnibus Plan

     The Board of Directors or the Committee may, at any time and from time to time, suspend, amend, modify or terminate the Plan without stockholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. (See Section 17.5)

Award Limits

     The maximum performance award payable to any one participant under the Omnibus Plan for a calendar year is 150,000 shares of Common Stock or, in the event the performance award is paid in cash, $500,000. The maximum number of shares for which stock options may be granted under the Omnibus Plan to any one participant for a calendar year is 250,000. The maximum number of shares for which SARs may be granted under the Omnibus Plan to any one participant for a calendar year is 100,000. The maximum number of shares for which stock awards may be granted under the Omnibus Plan to any one participant during a calendar year is 100,000. (See Section 6.3)

Securities Act Registration

     The Company will register the shares of Common Stock purchasable under the Omnibus Plan pursuant to a Registration Statement on Form S-8.

Non-U.S. Jurisdictions

     To facilitate the granting of awards to participants who are employed outside of the United States, the Omnibus Plan authorizes the Committee to modify and amend the terms and conditions of an award to accommodate differences in local law, policy or custom. (See Section 5.2)

Federal Tax Treatment

     Non-Qualified Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of a non-qualified stock option. However, the participant will realize ordinary income on the exercise of the option in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the Common Stock will constitute short- or long-term capital gain, depending on the participant's holding period.

     Incentive Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of an incentive stock option (an option that meets the requirement of Section 422 of the Internal Revenue Code) or the exercise thereof by the participant. If the participant holds the shares of Common Stock underlying the option for the greater of two years after the date the option was granted or one year after the acquisition of such shares of Common Stock (the "required holding period"), the difference between the aggregate exercise price and the amount realized upon disposition of the shares of Common Stock will constitute a long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of Common Stock are disposed of in a sale, exchange or other disqualifying disposition during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the Common Stock purchased at the time of exercise over the aggregate exercise price, and the Company will be entitled to a federal income tax deduction equal to such amount.

     SARs. Under present federal income tax regulations, a participant receiving a non-discounted SAR will not recognize income, and the Company will not be allowed a tax deduction, at the time the Award is granted. When a participant exercises the SAR, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company.

     Performance Shares. Under present federal income tax regulations, a participant receiving performance shares will not recognize income and the Company will not be allowed a tax deduction at the time the Award is granted. When a participant receives payment of performance shares, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and, subject to Code Section 162(m) limitations, if applicable, will be allowed as a deduction for federal income tax purposes to the Company.

     Restricted Stock. Under present federal income tax regulations, and unless the participant makes an election to accelerate recognition of the income to the date of grant, a participant receiving a restricted stock Award will not recognize income, and the Company will not be allowed a tax deduction, at the time the Award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock, and, subject to Code Section 162(m) limitations, if applicable, the Company will be entitled to a corresponding tax deduction at that time.

     Unrestricted Stock. Under present federal income tax regulations, a participant receiving an unrestricted stock Award will recognize ordinary income and, subject to Code Section 162(m) limitations, if applicable, the Company will be allowed a tax deduction, at the time the Award is granted.

Limitation on Income Tax Deduction

     Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation in excess of $1 million paid to the Chief Executive Officer and the four next most highly compensated executive officers of the Company (each, a "Covered Employee"). The Board had the Omnibus Plan approved by the stockholders in order to permit the grant of certain awards thereunder, such as options, SARs and certain performance shares, that will constitute
"Performance-Based" compensation, which is excluded from the calculation of annual compensation of Covered Employees for purposes of Section 162(m) and is fully deductible by the Company. The Committee may grant awards under the Plan that do not qualify as "Performance-Based" compensation under Section 162(m). The payment of any such non-qualifying awards to a Covered Employee could be non-deductible by the Company, in whole or in part, under Section 162(m), depending on such Covered Employee's total compensation in the applicable year.

     Performance Goals for Certain Section 162(m) Awards. Under the Omnibus Plan, the Committee may determine that, in order to meet the "Performance-Based" award criteria of Section 162(m) and the regulations thereunder, a particular award granted under the Plan will be determined solely on the basis of one or more of the following measures of corporate performance, alone or in combination, for the Company as a whole: increase in total revenue, earnings before interest and taxes, earnings before interest, depreciation, taxes and amortization ("EBIDTA"), return on stockholders' equity, gross margin, earnings per share, net income, operating income, net profit, operating profits, profits before tax, Net Cash Provided by Operating Activities, ratio of operating earnings to capital spending, free cash flow, return on assets, equity or stockholder's equity and Common Stock price per share. Measurement of the Company's performance against such goals established by the Committee shall be objectively determinable, and to the extent such goals are expressed in standard accounting terms, performance shall be measured in accordance with generally accepted accounting principles. The Committee shall have the right for any reason to reduce (but not increase) any such award, notwithstanding the achievement of a specified goal. If an award is made on such basis, the Committee shall establish goals prior to the beginning of the period to which such performance goal relates (or such later date as may be permitted under Section 162(m) or the regulations thereunder). Any payment of an award granted with performance goals under this section of the Plan will be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

     Although the Omnibus Plan contains provisions regarding "Performance-Based" compensation for purposes of complying with Section 162(m) of the Internal Revenue Code, the Company historically has not compensated its executives at levels that would trigger the application of that section and does not anticipate doing so in the foreseeable future.

     The above summary of the Plan is qualified in its entirety by reference to the full text of the 2003 Plan, which is attached as Appendix A to this proxy statement.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2



                                   PROPOSAL 3

        RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP served as the independent public accountants of the Company for the fiscal year ended December 31, 2002 and the Board of Directors has again selected PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 2003. This selection will be presented to the stockholders for their approval at the Meeting. The Board of Directors recommends a vote in favor of the proposal to approve and ratify this selection and (unless otherwise directed therein) it is intended that the shares represented by the enclosed properly executed proxy will be voted FOR such proposal. If the stockholders do not ratify this selection, the Board of Directors may reconsider its choice.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting. The representative will be given an opportunity to make a statement if he so desires and will be available to respond to appropriate questions concerning the audit of the Company's financial statements.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3

                  STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     In order for any stockholder proposal to be included in the Company's proxy statement to be issued in connection with the 2004 Annual Meeting of
Stockholders, such proposal must be delivered to the Company no later than January 1, 2004. If the proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act, the Company will include the stockholder proposal in its proxy statement and place it on the form of proxy issued for the 2004 Annual Meeting of Stockholders. Stockholder proposals that are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act may be brought before the 2004 Annual Meeting of Stockholders only if written notice of the proposal is delivered to the Company's Secretary no earlier than March 6, 2004 and no later than April 5, 2004, and if the stockholder complies with all of the other provisions of Article II, Section 12 of the Company's By-laws. All such notices should be delivered to Reginald T. Cable, Secretary of Performance Technologies, Inc., 205 Indigo Creek Drive, Rochester, New York 14626.



OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter other than those specifically referred to in this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment.

                                           By Order of the Board of Directors,


                                           /s/ Reginald T. Cable
                                           ------------------------------------
                                           Reginald T. Cable
                                           Secretary to the Board

Dated at Rochester, New York
May 1, 2003

                                                                   Appendix A

                     PERFORMANCE TECHNOLOGIES, INCORPORATED



                           2003 OMNIBUS INCENTIVE PLAN





                         Effective _______________, 2003

                                TABLE OF CONTENTS


Article 1 PURPOSE AND TERM OF PLAN............................................23

      Section 1.1          Purpose............................................23
      Section 1.2          Term...............................................23

Article 2 DEFINITIONS.........................................................23

      Section 2.1          "Approved Reason"..................................23
      Section 2.2          "Award"............................................23
      Section 2.3          "Award Notice".....................................23
      Section 2.4          "Board"............................................23
      Section 2.5          "Cause"............................................23
      Section 2.6          "CEO"..............................................23
      Section 2.7          "Code".............................................23
      Section 2.8          "Committee"........................................23
      Section 2.9          "Common Stock".....................................24
      Section 2.10         "Company"..........................................24
      Section 2.11         "Consultants"......................................24
      Section 2.12         "Covered Employee".................................24
      Section 2.13         "Director".........................................24
      Section 2.14         "Disability".......................................24
      Section 2.15         "Effective Date"...................................24
      Section 2.16         "Employee".........................................24
      Section 2.17         "Exchange Act".....................................24
      Section 2.18         "Fair Market Value"................................24
      Section 2.19         "Negative Discretion"..............................24
      Section 2.20         "Net Cash Provided by Operating Activities"........24
      Section 2.21         "Participant"......................................24
      Section 2.22         "Performance Awards"...............................24
      Section 2.23         "Performance Criteria".............................24
      Section 2.24         "Performance Formula"..............................25
      Section 2.25         "Performance Goals"................................25
      Section 2.26         "Performance Period"...............................25
      Section 2.27         "Plan".............................................25
      Section 2.28         "PTI"..............................................25
      Section 2.29         "Retirement".......................................25
      Section 2.30         "Stock Award"......................................25
      Section 2.31         "Subsidiary".......................................25
      Section 2.32         "Unit".............................................25

Article 3 ELIGIBILITY.........................................................25

      Section 3.1          In General.........................................25
      Section 3.2          Incentive Stock Options............................26

Article 4 PLAN ADMINISTRATION.................................................26

      Section 4.1          Responsibility.....................................26
      Section 4.2          Authority of the Committee.........................26
      Section 4.3          Option Repricing...................................26
      Section 4.4          Company's Right to Redeem Stock Options and SARs...26
      Section 4.5          Discretionary Authority............................26
      Section 4.6          Section 162(m) of the Code.........................26
      Section 4.7          Action by the Committee............................26
      Section 4.8          Allocation and Delegation of Authority.............26

Article 5 FORM OF AWARDS......................................................27

      Section 5.1          In General.........................................27
      Section 5.2          Foreign Jurisdictions..............................27

Article 6 SHARES  SUBJECT TO PLAN.............................................28
      Section 6.1          Available Shares...................................28
      Section 6.2          Adjustment to Shares...............................28
      Section 6.3          Maximum Award Payable..............................28

Article 7 PERFORMANCE AWARDS..................................................28

      Section 7.1          Purpose............................................28
      Section 7.2          Eligibility........................................29
      Section 7.3          Discretion of Committee with Respect to Performance
                           Awards.............................................29
      Section 7.4          Payment of Performance Awards......................29

Article 8 STOCK OPTIONS.......................................................29

      Section 8.1          In General.........................................29
      Section 8.2          Terms and Conditions of Stock Options..............30
      Section 8.3          Restrictions Relating to Incentive Stock Options...30
      Section 8.4          Additional Terms and Conditions....................30
      Section 8.5          Exercise...........................................30

Article 9 STOCK APPRECIATION RIGHTS...........................................30

      Section 9.1          In General.........................................30
      Section 9.2          Terms and Conditions of Tandem SARs................30
      Section 9.3          Terms and Conditions of Freestanding SARs..........30
      Section 9.4          Deemed Exercise....................................31
      Section 9.5          Additional Terms and Conditions....................31

Article 10 STOCK AWARDS.......................................................31

      Section 10.1         Grants.............................................31
      Section 10.2         Award Restrictions.................................31
      Section 10.3         Rights as Stockholders.............................31
      Section 10.4         Evidence of Award..................................31

Article 11 PERFORMANCE UNITS..................................................31

      Section 11.1         Grants.............................................31
      Section 11.2         Performance Criteria...............................31
      Section 11.3         Additional Terms and Conditions....................31

Article 12 PERFORMANCE SHARES.................................................31

      Section 12.1         Grants.............................................31
      Section 12.2         Performance Criteria...............................31
      Section 12.3         Additional Terms and Conditions....................32

Article 13 PAYMENT OF AWARDS..................................................32

      Section 13.1         Payment............................................32
      Section 13.2         Withholding Taxes..................................32

Article 14 EFFECT OF CERTAIN EVENTS...........................................32

      Section 14.1         Stock Options and SARs.............................32
      Section 14.2         Other Awards.......................................33

Article 15 DIVIDEND AND DIVIDEND EQUIVALENTS..................................33


Article 16 DEFERRAL OF AWARDS.................................................33


Article 17 MISCELLANEOUS......................................................33

      Section 17.1         Nonassignability...................................33
      Section 17.2         Amendments to Awards...............................34
      Section 17.3         Regulatory Approvals and Listings..................34
      Section 17.4         No Right to Continued Employment or Grants.........34
      Section 17.5         Amendment/Termination..............................35
      Section 17.6         Governing Law......................................35
      Section 17.7         No Right, Title, or Interest in Company Assets.....35
      Section 17.8         Section 16 of the Exchange Act.....................35
      Section 17.9         No Guarantee of Tax Consequences...................35

                     PERFORMANCE TECHNOLOGIES, INCORPORATED

                           2003 OMNIBUS INCENTIVE PLAN

                           Effective __________, 2003

                                    Article 1
                            PURPOSE AND TERM OF PLAN

     Section 1.1 Purpose. The purpose of the Plan is to provide motivation to selected Employees, Directors and Consultants to put forth maximum efforts toward the continued growth, profitability, and success of the Company by providing incentives to such Employees, Directors and Consultants through the ownership and performance of Common Stock.

     Section 1.2 Term. The Plan was approved by the Board on March 26, 2003, and will become effective upon the date of the approval by PTI's stockholders at the 2003 Annual Meeting of the Stockholders. The Plan and any Awards granted thereunder shall be null and void if stockholder approval is not obtained at the 2003 Annual Meeting of the Stockholders.

                                    Article 2
                                   DEFINITIONS

In any necessary construction of a provision of this Plan, the masculine gender may include the feminine, and the singular may include the plural, and vice versa.

     Section 2.1 "Approved Reason" means a reason for terminating employment with the Company which, in the opinion of the Committee, is in the best interests of the Company.

     Section 2.2 "Award" means any form of stock option, stock appreciation right, Stock Award, performance unit, performance share, Performance Award, or other incentive award granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish by the Award Notice or otherwise.

     Section 2.3 "Award Notice" means the written document establishing the terms, conditions, restrictions, and/or limitations of an Award in addition to those established by this Plan and by the Committee's exercise of its administrative powers. The Committee will establish the form of the written document in the exercise of its sole and absolute discretion.

     Section 2.4 "Board" means the Board of Directors of PTI.

     Section 2.5 "Cause" means (a) the willful and continued failure by a Participant to substantially perform his or her duties with the Company after written warnings identifying the lack of substantial performance are delivered to the Participant by the Company to specifically identify the manner in which the Company believes that the Participant has not substantially performed his or her duties, (b) the willful engaging by a Participant in illegal conduct which is materially and demonstrably injurious to the Company, (c) the commission of a felony by a Participant, (d) the breach by a Participant of a material fiduciary duty owed by that Participant to the Company, (e) the intentional unauthorized disclosure by a Participant to any person of confidential information or trade secrets of a material nature relating to the Company's business, or (f) the engaging by a Participant in any conduct that the Company's written rules, regulations or policies specify as constituting grounds for discharge.

     Section 2.6 "CEO" means the Chief Executive Officer of PTI.

     Section 2.7 "Code" means the Internal Revenue Code of 1986, as amended from time to time, including the regulations thereunder and any successor provisions and the regulations thereto.

     Section 2.8 "Committee" means the Stock Option Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided that the Committee shall consist of two or more Directors, all of whom are both a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of the definition of such term as contained in Proposed Treasury Regulation Section 1.162-27(e)(3), or any successor definition adopted under Section 162(m) of the Code.

     Section 2.9 "Common Stock" means the common stock, $.01 par value per share, of PTI that may be newly issued or treasury stock.

     Section 2.10 "Company" means PTI and its Subsidiaries.

     Section 2.11 "Consultants" means the consultants, advisors and independent contractors retained by the Company.

     Section 2.12 "Covered Employee" means an Employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

     Section 2.13 "Director" means a non-Employee member of the Board.

     Section 2.14 "Disability," for a Participant who is an Employee, means a disability under the terms of the long-term disability plan maintained by the Participant's employer, or in the absence of such a plan, the Performance Technologies, Incorporated Long Term Disability Plan; and for all other Participants, means a disability under the Performance Technologies, Incorporated Long Term Disability Plan.

     Section 2.15 "Effective Date" means the date an Award is determined to be effective by the Committee upon its grant of such Award, which date shall be set forth in the applicable Award Notice.

     Section 2.16 "Employee" means any person employed by the Company on a full or part-time basis.

     Section 2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including the rules thereunder and any successor provisions and the rules thereto.

     Section 2.18 "Fair Market Value" means the fair market value determined by the Committee, in good faith, based upon a reasonable method of valuation adopted by the Committee, or such method as may be permitted by the Code, or the regulations or rulings thereunder.

     Section 2.19 "Negative Discretion" means the discretion authorized by the Plan to be applied by the Committee in determining the size of an Award for a Performance Period if, in the Committee's sole judgment, such application is appropriate. Negative Discretion may only be used by the Committee to eliminate or reduce the size of an Award. By way of example and not by way of limitation, in no event shall any discretionary authority granted to the Committee by the Plan, including, but not limited to Negative Discretion, be used to: (a) grant Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained under the applicable Performance Formula; or (b) increase an Award above the maximum amount payable under Section 6.3 of the Plan.

     Section  2.20 "Net Cash  Provided by Operating  Activities"  means net cash provided by operating activities computed in accordance with generally acceptable accounting principles, consistently applied, and shall exclude investing and financing activities.

     Section 2.21 "Participant" means either an Employee, Director or Consultant to whom an Award has been granted by the Committee under the Plan.

     Section 2.22 "Performance Awards" means the Stock Awards, performance units and performance shares granted to Covered Employees pursuant to Article 7. All Performance Awards are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

     Section 2.23 "Performance Criteria" means the one or more criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period. The Performance Criteria that will be used to establish such Performance Goal(s) shall be limited to the following: increase in total revenue, earnings before interest and taxes, earnings before interest, depreciation, taxes and amortization ("EBIDTA"), return on stockholders' equity, gross margin, earnings per share, net income, operating income, net profit, operating profits, profits before tax, Net Cash Provided by Operating Activities, ratio of operating earnings to capital spending, free cash flow, return on assets, equity or stockholders' equity and Common Stock price per share. To the extent required by Section 162(m) of the Code, the Committee shall, within the time period required by Section 162(m) of the Code (generally, the first 90 days of a Performance Period), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

     Section 2.24 "Performance Formula" means, for a Performance Period, the one or more objective formulas (expressed as a percentage or otherwise) applied against the relevant Performance Goal(s) to determine, with regards to the Award of a particular Participant, whether all, some portion but less than all, or none of the Award has been earned for the Performance Period.

     Section 2.25 "Performance Goals" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the time period permitted by Section 162(m) of the Code (generally, the first 90 days of a Performance Period), or at any time thereafter, in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; and (c) in view of the Committee's assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant.

     Section 2.26 "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Award.

     Section 2.27 "Plan" means the 2003 Omnibus Incentive Plan.

     Section 2.28 "PTI" means Performance Technologies, Incorporated.

     Section 2.29 "Retirement" means, in the case of a Participant employed by the Company, voluntary termination of employment on or after age 62.

     Section 2.30 "Stock Award" means an award granted pursuant to Article 10 in the form of shares of Common Stock, restricted shares of Common Stock, and/or Units of Common Stock.

     Section 2.31 "Subsidiary" means a corporation or other business entity in which PTI directly or indirectly has an ownership interest of 50 percent or more, except that with respect to incentive stock options, "Subsidiary" shall mean "subsidiary corporation" as defined in Section 424(f) of the Code.

     Section 2.32 "Unit" means a bookkeeping entry used by the Company to record and account for the grant of the following Awards until such time as the Award is paid, canceled, forfeited or terminated, as the case may be: Units of Common Stock, performance units, and performance shares which are expressed in terms of Units of Common Stock.

                                    Article 3
                                   ELIGIBILITY

     Section 3.1 In General. Subject to Section 3.2, all Employees, Directors and Consultants are eligible to participate in the Plan. The Committee may select, from time to time, Participants from those Employees who, in the opinion of the Committee, can further the Plan's purposes. In addition, the Committee may select, from time to time, Participants from those Directors and Consultants (who may or may not be Committee members) who, in the opinion of the Committee, can further the Plan's purposes. Once a Participant is so selected, the Committee shall determine the type(s) of Awards to be made to the Participant and shall establish in the related Award Notice(s) the terms, conditions, restrictions and/or limitations, if any, applicable to the Award(s) in addition to those set forth in this Plan and the administrative rules and regulations issued by the Committee.

     Section 3.2 Incentive Stock Options. Only Employees shall be eligible to receive "incentive stock options" (within the meaning of Section 422 of the Code).

                                   Article 4
                               PLAN ADMINISTRATION

     Section 4.1 Responsibility. The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms.

     Section 4.2 Authority of the Committee. The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to: (a) select the Participants and determine the type of Awards to be made to Participants, the number of shares subject to Awards and the terms, conditions, restrictions and limitations of the Awards; (b) interpret the Plan; (c) determine eligibility for participation in the Plan; (d) decide all questions concerning eligibility for and the amount of Awards payable under the Plan; (e) construe any ambiguous provision of the Plan; (f) correct any default; (g) supply any omission; (h) reconcile any inconsistency; (i) issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper; (j) make regulations for carrying out the Plan and make changes in such regulations as it from time to time deems proper;
(k) determine whether Awards should be granted singly, in combination or in tandem; (l) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations; (m) accelerate the vesting, exercise, or payment of an Award or the Performance Period of an Award when such action or actions would be in the best interest of the Company; (n) establish such other types of Awards, besides those specifically enumerated in Article 5 hereof, which the Committee determines are consistent with the Plan's purpose; (o) subject to Section 4.3, grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation plan of the Company; (p) establish and administer the Performance Goals and certify whether, and to what extent, they have been attained; (q) determine the terms and provisions of any agreements entered into hereunder; (r) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan; and (s) make all other determinations it deems necessary or advisable for the administration of the Plan, including factual determinations.

     Section 4.3 Option Repricing. Except for adjustments pursuant to Section 6.2, the Committee shall not reprice any stock options unless such action is approved by the Company's stockholders. For purposes of the Plan, the term "reprice" shall mean the granting of a stock option(s) to a Participant in exchange for such Participant's agreement to cancel a higher-priced stock option(s) that was previously granted to such Participant.

     Section 4.4 Company's Right to Redeem Stock Options and SARs. Every stock option vested and granted under this Plan may be redeemable by PTI at any time. The purchase price for any stock option redeemed by the Company shall be the Fair Market Value of the Common Stock underlying such stock option, less the exercise price of such stock option. The purchase price for any SAR redeemed by PTI shall be the Fair Market Value of the Common Stock underlying such SAR, less the exercise price of such SAR. The purchase price, less any amount of federal or state taxes attributable to the redemption that PTI deems it necessary or advisable to pay or withhold, shall be paid in cash.

     Section 4.5 Discretionary Authority. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan including, without limitation, its construction of the terms of the Plan and its determination of eligibility for participation and Awards under the Plan. It is the intent of Plan that the decisions of the Committee and its actions with respect to the Plan shall be final, binding and conclusive upon all persons having or claiming to have any right or interest in or under the Plan.

     Section 4.6 Section 162(m) of the Code. With regards to all Covered Employees, the Plan shall, for all purposes, be interpreted and construed in accordance with Section 162(m) of the Code.

     Section 4.7 Action by the Committee. The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of its number to execute and deliver documents on behalf of the Committee.

     Section 4.8 Allocation and Delegation of Authority. The Committee may allocate all or any portion of its responsibilities and powers under the Plan to any one or more of its members, the CEO or other senior members of management as the Committee deems appropriate and may delegate all or any part of its responsibilities and powers to any such person or persons, provided that any such allocation or delegation be in writing; provided, however, that only the Committee may select and grant Awards to Participants who are subject to Section 16 of the Exchange Act or are Covered Employees. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

                                   Article 5
                                 FORM OF AWARDS

     Section 5.1 In General. Awards may, at the Committee's sole discretion, be paid in the form of Performance Awards pursuant to Article 7, stock options pursuant to Article 8, stock appreciation rights pursuant to Article 9, Stock Awards pursuant to Article 10, performance units pursuant to Article 11, performance shares pursuant to Article 12, any form established by the Committee pursuant to Section 4.2(n), or a combination thereof. All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan. The Committee may, in its sole judgment, subject an Award to such other terms, conditions, restrictions and/or limitations (including, but not limited to, the time and conditions of exercise and restrictions on transferability and vesting), provided they are not inconsistent with the terms of the Plan. Awards under a particular Article of the Plan need not be uniform and Awards under two or more Articles may be combined into a single Award Notice. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant.

     Section 5.2 Foreign Jurisdictions.

     (a) Special Terms. In order to facilitate the making of any Award to Participants who are employed or retained by the Company outside the United States as Employees, Directors or Consultants (or who are foreign nationals temporarily within the United States), the Committee may provide for such modifications and additional terms and conditions ("special terms") in Awards as the Committee may consider necessary or appropriate to accommodate differences in local law, policy or custom or to facilitate administration of the Plan. The special terms may provide that the grant of an Award is subject to (1) applicable governmental or regulatory approval or other compliance with local legal requirements and/or (2) the execution by the Participant of a written instrument in the form specified by the Committee, and that in the event such conditions are not satisfied, the grant shall be void. The special terms may also provide that an Award shall become exercisable or redeemable, as the case may be, if an Employee's employment or Director or Consultant's relationship with the Company ends as a result of workforce reduction, realignment or similar measure and the Committee may designate a person or persons to make such determination for a location. The Committee may adopt or approve sub-plans, appendices or supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for purposes of implementing any special terms, without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, no such sub-plans, appendices or supplements to, or amendments, restatements, or alternative versions of, the Plan shall: (a) increase the limitations contained in Section 6.3; (b) increase the number of available shares under Section 6.1; (c) cause the Plan to cease to satisfy any conditions of Rule 16b-3 under the Exchange Act or, with respect to Covered Employees, Section 162(m) of the Code; or (d) revoke, remove or reduce any vested right of a Participant without the prior written consent of such Participant.

     (b) Currency Effects. Unless otherwise specifically determined by the Committee, all Awards and payments pursuant to such Awards shall be determined in U.S. currency. The Committee shall determine, in its discretion, whether and to the extent any payments made pursuant to an Award shall be made in local currency, as opposed to U.S. dollars. In the event payments are made in local currency, the Committee may determine, in its discretion and without liability to any Participant, the method and rate of converting the payment into local currency.

     (c) Modifications to Awards. The Committee shall have the right at any time and from time to time and without prior notice to modify outstanding Awards to comply with or satisfy local laws and regulations or to avoid costly governmental filings. By means of illustration, but not limitation, the Committee may restrict the method of exercise of an Award to facilitate compliance with applicable securities laws or exchange control filings, laws or regulations.

     (d) No Acquired Rights. No Employee in any country shall have any right to receive an Award, except as expressly provided for under the Plan. All Awards made at any time are subject to the prior approval of the Committee.

                                   Article 6
                             SHARES SUBJECT TO PLAN

     Section 6.1 Available Shares. The maximum number of shares of Common Stock which shall be available for grant of Awards under the Plan (including incentive stock options) during its term shall not exceed 1,500,000. Such amount shall be subject to adjustment as provided in Section 6.2. Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, are settled in cash in lieu of Common Stock, or are exchanged with the Committee's permission for Awards not involving Common Stock, shall be available again for grant under the Plan. Moreover, if the option price of any stock option granted under the Plan or the tax withholding requirements with respect to any stock option granted under the Plan are satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the shares of Common Stock tendered will be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. The maximum number of shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional performance shares. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares. For the purpose of computing the total number of shares of Common Stock granted under the Plan, where one or more types of Awards, both of which are payable in shares of Common Stock, are granted in tandem with each other, such that the exercise of one type of Award with respect to a number of shares cancels an equal number of shares of the other, the number of shares granted under both Awards shall be deemed to be equivalent to the number of shares under one of the Awards.

     Section 6.2 Adjustment to Shares.

     (a) In General. The provisions of this Section 6.2(a) are subject to the limitation contained in Section 6.2(b). If there is any change in the number of outstanding shares of Common Stock through the declaration of stock dividends, stock splits or the like, the number of shares available for Awards, the shares subject to any Award and the option prices or exercise prices of Awards shall be automatically adjusted. If there is any change in the number of outstanding shares of Common Stock through any change in the capital account of PTI, or through a merger, consolidation, separation (including a spin off or other distribution of stock or property), reorganization (whether or not such reorganization comes within the meaning of such term in Section 368(a) of the
Code) or partial or complete liquidation, the Committee shall make appropriate adjustments in the maximum number of shares of Common Stock which may be issued under the Plan and any adjustments and/or modifications to outstanding Awards as it, in its sole discretion, deems appropriate. In the event of any other change in the capital structure or in the Common Stock of PTI, the Committee shall also be authorized to make such appropriate adjustments in the maximum number of shares of Common Stock available for issuance under the Plan and any adjustments and/or modifications to outstanding Awards as it, in its sole discretion, deems appropriate. The maximum number of shares available for issuance under the Plan shall be automatically adjusted to the extent necessary to reflect any dividend equivalents paid in the form of Common Stock. Subject to Section 6.2(b), if the maximum number of shares of Common Stock available for issuance under the Plan are adjusted pursuant to this Section 6.2(a), corresponding adjustments shall be made to the limitations set forth in Section 6.3.

     (b) Covered Employees. In no event shall the Award of any Participant who is a Covered Employee be adjusted pursuant to Section 6.2(a) to the extent it would cause such Award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

     Section 6.3 Maximum Award Payable. Notwithstanding any provision contained in the Plan to the contrary, the maximum Award payable (or granted, if applicable) to any one Participant under the Plan for a calendar year is: (a) for Performance Awards, 150,000 shares of Common Stock or, in the event the Performance Award is paid in cash, $500,000; (b) for stock options, 250,000 shares of Common Stock; (c) for SARs, 100,000 shares of Common Stock; (d) for Stock Awards (including those issued in the form of Performance Awards under Article 7), 100,000 shares of Common Stock.

                                   Article 7
                               PERFORMANCE AWARDS

     Section 7.1 Purpose. For purposes of grants issued to Covered Employees, the provisions of this Article 7 shall apply in addition to and, where necessary, in lieu of the provisions of Article 10, Article 11 and Article 12. The purpose of this Article is to provide the Committee the ability to qualify the Stock Awards authorized under Article 10, the performance units under
Article 11, and the performance shares under Article 12 as "performance-based compensation" under Section 162(m) of the Code. The provisions of this Article 7 shall control over any contrary provision contained in Article 10, Article 11 or
Article 12.

     Section 7.2 Eligibility. Only Covered Employees shall be eligible to receive Performance Awards. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code) which Covered Employees will be Participants for such period. However, designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. The determination as to whether or not such Participant becomes entitled to an Award for such Performance Period shall be decided solely in accordance with the provisions of this Article 7. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employee as a Participant in such period or in any other period.

     Section 7.3 Discretion of Committee with Respect to Performance Awards. With regards to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s), whether the Performance Goal(s) is(are) to apply to the Company or any one or more subunits thereof, and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regards to the Performance Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.3 and record the same in writing.

     Section 7.4 Payment of Performance Awards.

     (a) Condition to Receipt of Performance Award. Unless otherwise provided in the relevant Award Notice, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for a Performance Award for such Performance Period.

     (b) Limitation. A Participant shall be eligible to receive a Performance Award for a Performance Period only to the extent that: (1) the Performance Goals for such period are achieved; and (2) and the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant's Performance Award has been earned for the Performance Period.

     (c) Certification. Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to also calculate and certify in writing the amount of the Performance Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant's Performance Award for the Performance Period and, in so doing, shall apply Negative Discretion, if and when it deems appropriate.

     (d) Negative Discretion. In determining the actual size of an individual Performance Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Award earned under the Performance Formula for the Performance Period through the use of Negative Discretion, if in its sole judgment, such reduction or elimination is appropriate.

     (e) Timing of Award Payments. The Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by Section 7.4(c).

                                   Article 8
                                  STOCK OPTIONS

     Section 8.1 In General. Awards may be granted in the form of stock options. These stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options), or a combination of both. All Awards under the Plan issued to Covered Employees in the form of non-qualified stock options shall qualify as "performance-based compensation" under Section 162(m) of the Code.

     Section 8.2 Terms and Conditions of Stock Options. An option shall be exercisable in accordance with such terms and conditions and at such times and during such periods as may be determined by the Committee. The price at which Common Stock may be purchased upon exercise of a stock option shall be not less than 100 percent of the Fair Market Value of the Common Stock, as determined by the Committee, on the Effective Date of the option's grant.

     Section 8.3 Restrictions Relating to Incentive Stock Options. Stock options issued in the form of incentive stock options shall, in addition to being subject to the terms and conditions of Section 8.2, comply with Section 422 of the Code. Accordingly, the aggregate Fair Market Value (determined at the time the option was granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000 (or such other limit as may be required by Section 422 of the Code). Furthermore, stock options issued in the form of incentive stock options must be issued within ten years from the effective date of the Plan, and the term of such stock options may not exceed ten years (or any shorter period required by Section 422 of the Code).

     Section 8.4 Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any stock option Award, provided they are not inconsistent with the Plan.

     Section 8.5 Exercise. Upon exercise, the option price of a stock option may be paid in cash, or by tendering, by either actual delivery of shares or by attestation, shares of Common Stock, a combination of the foregoing, or such other consideration as the Committee may deem appropriate. Any shares of Common Stock tendered by a Participant upon exercise of a stock option must have been purchased on the open market or, if acquired by the Participant pursuant to a previous stock option exercise, be owned by the Participant for at least six months prior to the date of exercise of the stock option. The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option. Subject to Section 17.8, stock options awarded under the Plan may also be exercised by way of the Company's broker-assisted stock option exercise program, if any, provided such program is available at the time of the option's exercise.

                                   Article 9
                            STOCK APPRECIATION RIGHTS

     Section 9.1 In General. Awards may be granted in the form of stock appreciation rights ("SARs"). SARs entitle the Participant to receive a payment equal to the appreciation in a stated number of shares of Common Stock from the exercise price to the Fair Market Value of the Common Stock on the date of exercise. The "exercise price" for a particular SAR shall be defined in the Award Notice for that SAR. A SAR may be granted in tandem with all or a portion of a related stock option under the Plan ("Tandem SARs"), or may be granted separately ("Freestanding SARs"). A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. All Awards under the Plan issued to Covered Employees in the form of a SAR shall qualify as "performance-based compensation" under
Section 162(m) of the Code.

     Section 9.2 Terms and Conditions of Tandem SARs. A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related stock option is exercisable, and the "exercise price" of such a SAR (the base from which the value of the SAR is measured at its exercise) shall be the option price under the related stock option. However, at no time shall a Tandem SAR be issued if the option price of its related stock option is less than the Fair Market Value of the Common Stock, as determined by the Committee, on the Effective Date of the Tandem SAR's grant. If a related stock option is exercised as to some or all of the shares covered by the Award, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares covered by the stock option exercise. Upon exercise of a Tandem SAR as to some or all of the shares covered by the Award, the related stock option shall be canceled automatically to the extent of the number of shares covered by such exercise. Moreover, all Tandem SARs shall expire not later than ten years from the Effective Date of the SAR's grant.

     Section 9.3 Terms and Conditions of Freestanding SARs. Freestanding SARs shall be exercisable or automatically mature in accordance with such terms and conditions and at such times and during such periods as may be determined by the Committee. The exercise price of a Freestanding SAR shall be not less than 100 percent of the Fair Market Value of the Common Stock, as determined by the Committee, on the Effective Date of the Freestanding SAR's grant. Moreover, all Freestanding SARs shall expire not later than ten years from the Effective Date of the Freestanding SAR's grant.

     Section 9.4 Deemed Exercise. The Committee may provide that a SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR if at such time the SAR by its terms remains exercisable and, if so exercised, would result in a payment to the holder of such SAR.

     Section 9.5 Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any SAR Award, provided they are not inconsistent with the Plan.

                                   Article 10
                                  STOCK AWARDS

     Section 10.1 Grants. Awards may be granted in the form of Stock Awards. Stock Awards shall be awarded in such numbers and at such times during the term of the Plan as the Committee shall determine.

     Section 10.2 Award Restrictions. Stock Awards shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate including, but not by way of limitation, restrictions on transferability and continued employment; provided, however, they are not inconsistent with the Plan. The Committee may modify or accelerate the delivery of a Stock Award under such circumstances as it deems appropriate.

     Section 10.3 Rights as Stockholders. During the period in which any restricted shares of Common Stock are subject to any restrictions imposed under
Section 10.2, the Committee may, in its sole discretion, grant to the Participant to whom such restricted shares have been awarded all or any of the rights of a stockholder with respect to such shares, including, but not by way of limitation, the right to vote such shares and, pursuant to Article 15, the right to receive dividends.

     Section 10.4 Evidence of Award. Any Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

                                   Article 11
                                PERFORMANCE UNITS

     Section 11.1 Grants. Awards may be granted in the form of performance units. Performance units, as that term is used in this Plan, shall refer to Units valued by reference to designated criteria established by the Committee, other than Common Stock.

     Section 11.2 Performance Criteria. Performance units shall be contingent on the attainment during a performance period of certain performance objectives. The length of the performance period, the performance objectives to be achieved during the performance period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance objectives may be revised by the Committee, at such times as it deems appropriate during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

     Section 11.3 Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of performance units, provided they are not inconsistent with the Plan.

                                   Article 12
                               PERFORMANCE SHARES

     Section 12.1 Grants. Awards may be granted in the form of performance shares. Performance shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units that are expressed in terms of Common Stock.

     Section 12.2 Performance Criteria. Performance shares shall be contingent upon the attainment during a performance period of certain performance objectives. The length of the performance period, the performance objectives to be achieved during the performance period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance objectives may be revised by the Committee, at such times as it deems appropriate during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

     Section 12.3 Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any Award of performance shares, provided they are not inconsistent with the Plan.

                                   Article 13
                                PAYMENT OF AWARDS

     Section 13.1 Payment. Absent a Plan provision to the contrary, payment of Awards may, at the discretion of the Committee, be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Common Stock, restrictions on transfer and forfeiture provisions; provided, however, such terms, conditions, restrictions and/or limitations are not inconsistent with the Plan.

     Section 13.2 Withholding Taxes. The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment.

                                   Article 14
                            EFFECT OF CERTAIN EVENTS

     Section 14.1 Stock Options and SARs.

     (a) Committee Rules. The Committee shall have the authority to promulgate rules and regulations to determine the treatment of a Participant under the Plan in the event of such Participant's death, Disability, Retirement, termination for an Approved Reason and other termination.

     (b) Death. Unless otherwise provided in an Award Notice, upon a Participant's death, any stock option or SAR may be exercised in whole or in part within one year after the date of the Participant's death and then only:
(a) by the beneficiary designated by the Participant in a writing submitted to the Company prior to the Participant's death, or in the absence of same, by the Participant's estate or by or on behalf of such person or persons to whom the Participant's rights pass under his or her will or the laws of descent and distribution, (b) to the extent that the Participant would have been entitled to exercise the stock option or SAR at the date of his or her death and subject to all of the conditions on exercise imposed by the Plan and the Award Notice, and
(c) prior to the expiration of the term of the stock option or SAR.

     (c) Disability. Unless otherwise provided in an Award Notice, upon a Participant's Disability, any stock option or SAR may be exercised in whole or in part within one year after the date of the Participant's Disability and then only to the extent that the Participant would have been entitled to exercise the stock option or SAR at the date of his or her Disability, subject to all of the conditions on exercise imposed by the Plan and the Award Notice and prior to the expiration of the term of the stock option or SAR.

     (d) Retirement or Termination for an Approved Reason. Unless otherwise provided in an Award Notice, upon a Participant's Retirement or termination for an Approved Reason, any stock option or SAR may be exercised in whole or in part within one year after the date of the Participant's Retirement or termination for an Approved Reason and then only to the extent that the Participant would have been entitled to exercise the stock option or SAR at the date of his or her Retirement or termination for an Approved Reason, and subject to all of the conditions on exercise imposed by the Plan and the Award Notice and prior to the expiration of the term of the stock option or SAR.

     (e) Other Termination. If a Participant's employment with the Company terminates for a reason other than death, Disability, Retirement, or an Approved Reason, and unless otherwise provided in an Award Notice, any stock option or SAR may be exercised in whole or in part within 30 days after the date of termination of employment and then only to the extent such stock option or SAR is vested and exercisable at the time of the termination of employment, and subject to all of the conditions on exercise imposed by the Plan and the Award Notice and prior to the expiration of the term of the stock option or SAR.

     (f) Acceleration and Extension. Notwithstanding this Section or the terms of an Award Notice, the Committee may: (i) accelerate the vesting and exercisability of a stock option or SAR in order to allow its exercise by the estate or beneficiary of a deceased Participant or by the disabled, retired or terminated Participant; and (ii) extend the period for exercise of a stock option or SAR, provided such extension does not exceed the term of such stock option or SAR.

     Section 14.2 Other Awards. The Committee shall have the authority to promulgate rules and regulations to determine the treatment of the other Awards of a Participant under the Plan in the event of such Participant's death, Disability, Retirement, or termination from the Company.

                                   Article 15
                        DIVIDEND AND DIVIDEND EQUIVALENTS

     If an Award is granted in the form of a Stock Award, stock option, or performance share, or in the form of any other stock-based grant, the Committee may choose, at the time of the grant of the Award or any time thereafter up to the time of the Award's payment, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such time(s) as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with Stock Awards or performance shares, be credited as additional Stock Awards or performance shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award. The total number of shares available for grant under Section 6.1 shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional Stock Awards or performance shares.

                                   Article 16
                               DEFERRAL OF AWARDS

     At the discretion of the Committee, payment of any Award, dividend, or dividend equivalent, or any portion thereof, may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant prior to the time established by the Committee for such purpose, on a form provided by the Company. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. Deferred Awards may also be credited with interest, at such rates to be determined by the Committee, and, with respect to those deferred Awards denominated in the form of Common Stock, with dividends or dividend equivalents.

                                   Article 17
                                  MISCELLANEOUS

     Section 17.1 Nonassignability.

     (a) In General. Except as otherwise determined by the Committee or as otherwise provided in Section 17.1(b), no Awards or any other payment under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution), assignment, pledge, or encumbrance, nor shall any Award be payable to or exercisable by anyone other than the Participant to whom it was granted.

     (b) Non-qualified Stock Options. The Committee shall have the discretionary authority to grant Awards of non-qualified stock options or amend outstanding Awards of non-qualified stock options to provide that they be transferable, subject to such terms and conditions as the Committee shall establish. In addition to any such terms and conditions, the following terms and conditions shall apply to all transfers of non-qualified stock options:

         (1) Permissible Transferors. Except as otherwise permitted by the Committee, the only Participants permitted to transfer their non-qualified stock options are those Participants who are, on the date of the transfer of their non-qualified stock option, a corporate officer of PTI, or a Director.

         (2) Permissible Transferees. Transfers shall only be permitted to: (i) the Participant's "Immediate Family Members," as that term is defined in Section 17.1(b)(9); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; or (iii) a family partnership or family limited partnership in which each partner is, at the time of transfer and all times subsequent thereto, either an Immediate Family Member or a trust for the exclusive benefit of one or more Immediate Family Members.

         (3) No Consideration. All transfers shall be made for no consideration.

         (4) Subsequent Transfers. Once a Participant transfers a non-qualified stock option, any subsequent transfer of such transferred option shall, notwithstanding Section 17.1(b)(1) to the contrary, be permitted, provided, however, such subsequent transfer complies with all of the terms and conditions of this Section 17.1, with the exception of Section 17.1(b)(1).

         (5) Transfer  Agent.   In  order for a transfer to  be  effective,  the
Committee's designated transfer agent must be used to effectuate the transfer. The costs of such transfer agent shall be borne solely by the transferor.

         (6) Withholding. In order for a transfer to be effective, a Participant must agree in writing prior to the transfer on a form provided by the Company to pay any and all payroll and withholding taxes due upon exercise of the transferred option. In addition, prior to the exercise of a transferred option by a transferee, arrangements must be made by the Participant with the Company for the payment of all payroll and withholding taxes.

         (7) Terms and Conditions of Transferred Option. Upon transfer, a non-qualified stock option continues to be governed by and subject to the terms and conditions of the Plan and the option's applicable administrative guide and Award Notice. A transferee of a non-qualified stock option is entitled to the same rights as the Participant to whom such non-qualified stock options was awarded, as if no transfer had taken place. Accordingly, the rights of the transferee are subject to the terms and conditions of the original grant to the Participant, including provisions relating to expiration date, exercisability, option price and forfeiture.

         (8) Notice to Transferees. The Company shall be under no obligation to provide a transferee with any notice regarding the transferred options held by the transferee upon forfeiture or any other circumstance.

         (9) Immediate Family Member. For purposes of this Section 17.1, the term "Immediate Family Member" shall mean the Participant and his or her spouse, children or grandchildren, whether natural, step or adopted children or grandchildren.

     Section 17.2 Amendments to Awards. The Committee may at any time unilaterally amend any unexercised, unearned, or unpaid Award, including, but not by way of limitation, Awards earned but not yet paid, to the extent it deems appropriate; provided, however, that any such amendment which, in the opinion of the Committee, is adverse to the Participant shall require the Participant's consent.

     Section 17.3 Regulatory Approvals and Listings. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Stock Awards or any other Award resulting in the payment of Common Stock prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (iii) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

     Section 17.4 No Right to Continued Employment or Grants. Participation in the Plan shall not give any Employee any right to remain in the employ of the Company. The Company reserves the right to terminate any Employee at any time. Further, the adoption of this Plan shall not be deemed to give any Employee or any other individual any right to be selected as a Participant or to be granted an Award. In addition, no Employee having been selected for an Award, shall have at any time the right to receive any additional Awards.

     Section 17.5 Amendment/Termination. The Committee may suspend or terminate the Plan at any time for any reason with or without prior notice. In addition, the Committee may, from time to time for any reason and with or without prior notice, amend the Plan in any manner, but may not without stockholder approval adopt any amendment which would increase the number of shares available under the Plan, or which would require the vote of the stockholders of PTI pursuant to
Section 162(m) of the Code, but only insofar as such amendment affects Covered Employees, or if such approval is necessary or deemed advisable with respect to tax, securities, or other applicable laws, policies, or regulations. Notwithstanding the foregoing, and subject to Section 4.4, the Committee may not revoke, remove or reduce any vested right of a Participant without the prior written consent of such Participant.

     Section 17.6 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, except as superseded by applicable federal law, without giving effect to its conflicts of law provisions.

     Section 17.7 No Right, Title, or Interest in Company Assets. No Participant shall have any rights as a stockholder as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name, and, in the case of restricted shares of Common Stock, such rights are granted to the Participant under the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company and the Participant shall not have any rights in or against any specific assets of the Company. All of the Awards granted under the Plan shall be unfunded.

     Section 17.8 Section 16 of the Exchange Act. In order to avoid any Exchange Act violations, the Committee may, from time to time, impose additional restrictions upon an Award, including but not limited to, restrictions regarding tax withholdings and restrictions regarding the Participant's ability to exercise Awards under the Company's broker-assisted stock option exercise program, if any.

     Section 17.9 No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to the tax treatment of any Award, any amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.